UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2006

American Media Operations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11112	59-2094424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 American Media Way Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 997-7733

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 5.02(c) relating to the terms of the Employment Agreement between American Media Operations, Inc. (“AMOI”) and John “Jack” Craven dated August 30, 2006 (the “Employment Agreement”) is hereby incorporated by reference.

Item 5.02(b) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 30, 2006, AMOI terminated the employment of Carlos A. Abaunza as Senior Vice President/Chief Financial Officer of AMOI. Mr. Abaunza has agreed to serve as a consultant to AMOI for a three-month period.

Item 5.02(c) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 30, 2006, AMOI appointed John “Jack” Craven as its Executive Vice President and Chief Financial Officer pursuant to the Employment Agreement. Mr. Craven will have responsibility for AMOI’s finances, accounting, financial reporting, information technology and planning functions and will oversee the completion of the previously disclosed restatement of certain of AMOI’s financial statements.

The Employment Agreement specifies that Mr. Craven, age 56, will serve from August 30, 2006 through March 31, 2009 with an annual base salary of $400,000. Mr. Craven will also be eligible for a bonus with an annual target of $200,000 (prorated for fiscal year 2007). Mr. Craven will be provided a monthly “living allowance” of $3,000 and a one-time relocation allowance of $30,000.

The Employment Agreement also grants Mr. Craven 225 Class “B” Equity Units in EMP Group L.L.C., AMOI’s parent. In the event Mr. Craven is terminated, he will be entitled to severance pay under certain circumstances.

Prior to joining AMOI, Mr. Craven formed his own accounting and business consulting firm and practiced as a certified public accountant from August 2004 to the present. In that capacity, Mr. Craven has provided consulting services to AMOI in connection with the restatement of certain of its financial statements as described above. From September 2000 to April 2004 Mr. Craven served as Executive Vice President and Chief Financial Officer of Time Inc.’s Retail Marketing and Sales organization.

Mr. Craven is not party to any arrangement or understanding with any person pursuant to which he was selected to serve as Executive Vice President and Chief Financial Officer of AMOI; nor is Mr. Craven a party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Press Release of AMOI dated September 1, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA OPERATIONS, INC. (Registrant)

Date: September 1, 2006	By:	/s/ Michael B. Kahane
	Name:	Michael B. Kahane
	Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of American Media Operations, Inc., dated September 1, 2006.